UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 7, 2008
Red Lion Hotels Corporation
(Exact Name of Registrant as Specified in Charter)

Washington	001-13957	91-1032187

(State or other jurisdiction	(Commission file number)	(I.R.S. Employer
of incorporation)		Identification No.)
201 W. North River Drive
Suite 100

Spokane, Washington	99201

(Address of Principal Executive Offices)	(Zip Code)
(509) 459-6100
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02. Results of Operations and Financial Condition
On May 7, 2008, the registrant issued a press release setting forth its results for the first quarter of 2008. A copy of the press release is furnished as Exhibit 99.1 to this Form 8-K.
ITEM 9.01. Financial Statements and Exhibits
(c) Exhibits.
The following exhibit is furnished pursuant to Item 2.02 hereof:

Exhibit No.	Exhibit

99.1	Press release dated May 7, 2008 reporting results for the first quarter ended March 31, 2008
SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RED LION HOTELS CORPORATION

(Registrant)

/s/ Anupam Narayan Chief Executive Officer
(Signature)

May 7, 2008

(Date)
EXHIBIT INDEX

Exhibit No.	Exhibit

99.1.1	Press release dated May 7, 2008 reporting results for the first quarter ended March 31, 2008